Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Marc A. Bruner, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the annual report on Form 10-K of Fortem Resources Inc. for the year ended February 28, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fortem Resources Inc.

Dated:  July 11, 2018

/s/ Marc A. Bruner

Marc A. Bruner
Chief Executive Officer, President, Chairman and Director
(Principal Executive Officer)